                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NUMBER 1
                                       TO
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 18, 1997
                                                --------------------------------



                             VSI Enterprises, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                             1-10927                    84-1104448
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



5801 Goshen Springs Road, Norcross, Georgia                       30071
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code         (770) 242-7566
                                                  ------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 18, 1997, VSI Enterprises, Inc. (the "Company") dismissed its independent auditors, Grant Thornton LLP, and on the same date authorized the engagement of the firm of Arthur Andersen LLP as its independent auditors for the fiscal year ending December 31, 1997. Arthur Andersen LLP was formally engaged by the Company on October 6, 1997. Each of these actions was approved by the Board of Directors of the Company.

         Except as described herein, the report of Grant Thornton LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 1996 and 1995 did not contain any adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles. Grant Thornton LLP previously reported on the consolidated financial statements of the Company as of and for the year ended December 31, 1995, prior to the restatement for the 1996 merger with Integrated Network Services, Inc. ("INS"), which was accounted for as a pooling of interests. Separate financial statements of INS included in the VSI Enterprises, Inc. and subsidiaries consolidated financial statements as of and for the year ended December 31, 1995 were audited and reported on separately by other auditors. Grant Thornton LLP audited the combination of the Company's consolidated financial statements as of and for the year ended December 31, 1995, after restatement for the 1996 merger with INS. Other than the reference to the separate financial statements of INS included in VSI Enterprises, Inc. and subsidiaries consolidated financial statements as of and for the year ended December 31, 1995, the report of Grant Thornton LLP on the consolidated financial statements of the Company as of and for the year ended December 31, 1995 did not contain any adverse opinion of disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

         In connection with the audit of the fiscal years ended December 31, 1996 and 1995 and for the unaudited interim period through September 18, 1997, there were no disagreements with Grant Thornton LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal years ended December 31, 1996 and 1995 and the unaudited interim period through September 18, 1997, neither the Company nor any of its representatives sought the advice of Arthur Andersen LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         In connection with the audit of the fiscal years ended December 31, 1996 and 1995 and the unaudited interim period through September 18, 1997, Grant Thornton LLP did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to Grant Thornton LLP's attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Grant Thornton LLP to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Grant Thornton LLP's dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to Grant Thornton LLP's attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Grant Thornton LLP's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to Grant Thornton LLP's dismissal, the issue has not been resolved to Grant Thornton LLP's satisfaction prior to its dismissal.

         The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Grant Thornton LLP's letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM     5. OTHER EVENTS.

         On September 15, 1997, the Company elected Judi North, age 50, as its President and Chief Executive Officer and as a director of the Company, effective October 16, 1997. Ms. North has served in various capacities with BellSouth Telecommunications over the past 25 years, including most recently as President of its Consumer Services Division.

         Richard K. Snelling will remain the Company's Chairman of the Board, while B.R. Brewer will retain his positions as Group President and Chief Financial Officer of the Company.

         On August 18, 1997, the United States Court for the Northern District of Georgia, Atlanta Division, dismissed with prejudice a lawsuit previously filed against the Company and its Chief Executive Officer. The lawsuit was filed on January 3, 1997 and alleged securities violations by the Company and its Chief Executive Officer.

ITEM     7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits:

         16.1     Letter re: Change in Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VSI ENTERPRISES, INC.

                                                By:/s/ B.R. Brewer
                                                   -----------------------------
                                                   B.R. Brewer, Group President

Dated:   October  6, 1997
      ----------------------------

                                 EXHIBIT INDEX

Exhibit
Number            Description of Exhibit
-------           ----------------------
16.1              Letter re:  Change in Certifying Accountant